                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement  [ ] Confidential, for Use of the Com-
                                                    mission Only (as permitted
                                      by
                                                    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         VAN KAMPEN SENIOR INCOME TRUST

                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.

                                --  MAY 2003  --
--------------------------------------------------------------------------------
                                IMPORTANT NOTICE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 TO VAN KAMPEN
                        SENIOR INCOME TRUST SHAREHOLDERS
--------------------------------------------------------------------------------

QUESTIONS & ANSWERS

--------------------------------------------------------------------------------
   Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.
--------------------------------------------------------------------------------

Q   WHY IS A SHAREHOLDER MEETING BEING HELD?

A The Van Kampen Senior Income Trust is a closed-end fund traded on the New York Stock Exchange and is required to hold an annual meeting of shareholders.

Q   WHAT PROPOSAL WILL BE VOTED ON?

A   You are being asked to elect nominees for the Board of Trustees.

Q   WILL MY VOTE MAKE A DIFFERENCE?

A Yes, your vote is important and will make a difference no matter how many shares you own. We encourage all shareholders to participate in the governance of their funds.

Q   HOW DOES THE BOARD OF TRUSTEES RECOMMEND THAT I VOTE?

A The Board recommends that you vote "FOR EACH" of the nominees on the enclosed proxy card.

Q   WHERE DO I CALL FOR MORE INFORMATION?

A Please call Van Kampen's Client Relations Department at 1-800-341-2929 (Telecommunications Device for the Deaf users may call 1-800-421-2833) or visit our website at www.vankampen.com, where you can send us an e-mail message by selecting "Contact Us."

                              ABOUT THE PROXY CARD
--------------------------------------------------------------------------------

Please vote on each issue using blue or black ink to mark an X in one of the boxes provided on the proxy card.

ELECTION OF TRUSTEES - mark "FOR EACH," "WITHHOLD" or "FOR EACH EXCEPT."

To withhold authority to vote for any one or more individual nominee(s), check "FOR EACH EXCEPT" and write the nominee's name in the line below.

Sign, date and return the proxy card in the enclosed postage-paid envelope. All registered owners of an account, as shown in the address, must sign the card. When signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please indicate your full title.


[ ]  PLEASE MARK
 X   VOTES AS IN
     THIS EXAMPLE

                         VAN KAMPEN SENIOR INCOME TRUST
                         ANNUAL MEETING OF SHAREHOLDERS
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                          FOR             FOR EACH
                          EACH  WITHHOLD   EXCEPT
1.   Authority to vote    [ ]     [ ]       [ ]
     for the election as
     Class X Trustees
     the nominees named
     below:

     XXXXXXXXX, XXXXXXXXX

     To withhold authority to vote for either
     nominee, check "For Each Except" and write the
     nominee's name on the line below.
     ----------------------------------
2.   To transact such other business as may
     properly come before the Meeting.

Please be sure to sign and date this Proxy, Date

Shareholder sign here       Co-owner sign here

 XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                   SAMPLE

                         VAN KAMPEN SENIOR INCOME TRUST

                                1 PARKVIEW PLAZA
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2929

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD JUNE 24, 2003

  Notice is hereby given to the shareholders of Van Kampen Senior Income Trust (the "Fund") that the Annual Meeting of Shareholders of the Fund (the "Meeting") will be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003, at 2:30 p.m., for the following purposes:

1. To elect two Class II Trustees, each to serve a three-year term or until a successor is elected and qualified.
2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Shareholders of record at the close of business on April 25, 2003 are entitled to notice of and to vote at the Meeting and any adjournment thereof.

                                    By order of the Board of Trustees

                                    A. THOMAS SMITH III,
                                    Vice President and Secretary
May 23, 2003

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ITS MORE RECENT SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-341-2929 OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

  SHAREHOLDERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN THE PROXY CARD AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  The Board of Trustees of the Fund recommends that you cast your vote:

  - FOR EACH of the nominees for the Board of Trustees listed in the Proxy Statement.

                            YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                         VAN KAMPEN SENIOR INCOME TRUST

                                1 PARKVIEW PLAZA
                     OAKBROOK TERRACE, ILLINOIS 60181-5555
                            TELEPHONE (800) 341-2929

                         ANNUAL MEETING OF SHAREHOLDERS

                                 JUNE 24, 2003

                                  INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Trustees" or the "Board") of the Van Kampen Senior Income Trust (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders of the Fund, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003, at 2:30 p.m. The approximate mailing date of this Proxy Statement and accompanying form of proxy is May 28, 2003.

  The purpose of the Meeting is to permit the Fund's shareholders to elect two Class II Trustees.

  Participating in the Meeting are holders of common shares of beneficial interest (the "Shares") of the Fund. The Board has fixed the close of business on April 25, 2003 as the record date (the "Record Date") for the determination of holders of Shares of the Fund entitled to vote at the Meeting. At the close of business on April 25, 2003, there were issued and outstanding 180,010,000 Shares of the Fund.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND ITS MORE RECENT SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE FUND BY CALLING 1-800-341-2929 OR BY WRITING TO THE FUND AT 1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555.

VOTING

  Shareholders of the Fund on the Record Date are entitled to one vote per Share with respect to any proposal submitted to the shareholders of the Fund, with no Share having cumulative voting rights.

  With respect to the election of Trustees, those nominees receiving the highest number of votes "FOR," cast at a meeting at which a quorum is present in person or by proxy, up to the number of Trustees proposed to be elected, shall be elected as Trustees to serve three-year terms or until their successors are elected and qualified.

  The Board of Trustees of the Fund recommends that you cast your vote:

  - FOR EACH of the nominees for the Board of Trustees listed in the Proxy Statement.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "FOR" the proposal as to which they are entitled to be voted. A shareholder who abstains from voting on any or all matters will be deemed present at the Meeting for quorum purposes, but will not be deemed to have voted on the particular matter (or matters) as to which the shareholder has abstained. Similarly, in the event a nominee (such as a brokerage firm) holding shares for beneficial owners indicates that instructions have not been received from the beneficial owners and the nominee does not exercise discretionary authority (a so-called "broker non-vote"), the Shares held by the nominee will be deemed present at the Meeting for quorum purposes but will not be deemed to have voted on the particular matter (or matters) as to which the nominee has not voted. With respect to the election of Trustees, abstentions and broker non-votes are disregarded since only votes "FOR" are considered in determining those persons receiving the highest number of votes "FOR" cast. A majority of the outstanding Shares must be present in person or by proxy to have a quorum to conduct business at the Meeting.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Fund knows of no business other than the election of Trustees that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, proxies (including abstensions and non-votes) would be voted in favor of one or more adjournments of the Meeting of the Fund to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

INVESTMENT ADVISER

  Van Kampen Investment Advisory Corp. serves as investment adviser to the Fund ("Advisory Corp." or the "Adviser"). The principal business address of the Adviser is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen"). Van Kampen is one of the nation's largest investment management companies, with more than $66 billion in assets under management or supervision as of March 31, 2003. Van Kampen is a wholly owned subsidiary of Morgan Stanley.

OTHER SERVICE PROVIDERS

  The Fund has entered into an administration agreement and a legal services agreement with Van Kampen. Van Kampen's principal business address is 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555. The Fund has also entered an accounting services agreement with Advisory Corp.

                              ELECTION OF TRUSTEES

  Shareholders of the Fund are being asked to elect two Class II Trustees (Rod Dammeyer and Wayne W. Whalen) at the Meeting to serve until the later of the Fund's Annual Meeting of Shareholders in 2006 or until their successors have been duly elected and qualified.

  As in the past, only one class of trustees is being submitted to shareholders for election at the Meting. The Declaration of Trust of the Fund provides that the Board of Trustees shall consist of Trustees divided into three classes, the classes to be as nearly equal in number as possible. The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees of the Fund for up to a two-year period. The foregoing is subject to the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"), applicable state law based on the state of organization of the Fund, the Fund's Declaration of Trust and the Fund's Bylaws.

                         INFORMATION REGARDING TRUSTEES

  The business and affairs of the Funds are managed under the direction of the Board of Trustees. The tables below list the Trustees, their principal occupations during the last five years, other directorships held by them and their affiliations, if any, with the Adviser, Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen, Van Kampen Funds Inc., Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services, Inc. The Adviser and Asset Management sometimes are referred to herein collectively as the "Advisers." The term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees of the Fund generally serve three-year terms or until their successors are duly elected and qualified. All nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.

  The proposed slate of Trustees consists of the seven incumbent Trustees, each of whom serves, as of the date of this Proxy Statement, as a trustee or managing general partner of 37 Van Kampen-related funds in the Fund Complex (the "Closed-End Fund Complex"). Two of the incumbent Trustees are "interested persons" of the Funds within the meaning of Section 2(a)(19) of the 1940 Act and are hereinafter referred to as "Interested Trustees." The Interested Trustees also serve as trustees/directors of 55 other Van Kampen-related funds in the Fund Complex (the "Open-End Fund Complex"). The other five incumbent Trustees are considered independent under the 1940 Act and are hereinafter referred to as "Independent Trustees."

INDEPENDENT TRUSTEES

                                                                                                  NUMBER OF
                                                                                                   FUNDS IN
                                         TERM OF                                                  CLOSED-END
                                        OFFICE AND                                                   FUND
                           POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF TRUSTEE                    FUNDS       SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
David C. Arch(1) (57)      Trustee         1998     Chairman and Chief Executive Officer of           37
Blistex Inc.                                        Blistex Inc., a consumer health care
1800 Swift Drive                                    products manufacturer, and former Director
Oak Brook, IL 60523                                 of the World Presidents
                                                    Organization-Chicago Chapter. Trustee or
                                                    Managing General Partner of other funds in
                                                    the Closed-End Fund Complex.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF TRUSTEE                 HELD BY TRUSTEE
David C. Arch(1) (57)      Director of the Heartland
Blistex Inc.               Alliance, a nonprofit
1800 Swift Drive           organization serving human
Oak Brook, IL 60523        needs based in Chicago.

                                                                                                  NUMBER OF
                                                                                                   FUNDS IN
                                         TERM OF                                                  CLOSED-END
                                        OFFICE AND                                                   FUND
                           POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF TRUSTEE                    FUNDS       SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Rod Dammeyer(2) (62)       Trustee         1998     President of CAC, llc., a private company         37
CAC, llc.                                           offering capital investment and management
4350 LaJolla Village                                advisory services. Trustee or Managing
Drive                                               General Partner of other funds in the
Suite 980                                           Closed-End Fund Complex. Prior to February
San Diego, CA 92122-6223                            2001, Vice Chairman and Director of Anixter
                                                    International, Inc. and IMC Global Inc.
                                                    Prior to July 2000, Managing Partner of
                                                    Equity Group Corporate Investment (EGI), a
                                                    company that makes private investments in
                                                    other companies.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF TRUSTEE                 HELD BY TRUSTEE
Rod Dammeyer(2) (62)       Director of TeleTech
CAC, llc.                  Holdings Inc., Stericycle,
4350 LaJolla Village       Inc., TheraSense, Inc., GATX
Drive                      Corporation, Arris Group,
Suite 980                  Inc. and Trustee of the
San Diego, CA 92122-6223   University of Chicago
                           Hospitals and Health
                           Systems. Prior to May 2002,
                           Director of Peregrine
                           Systems Inc. Prior to July
                           2000, Director of Allied
                           Riser Communications Corp.,
                           Matria Healthcare Inc.,
                           Transmedia Networks, Inc.,
                           CNA Surety, Corp. and Grupo
                           Azcarero Mexico (GAM). Prior
                           to April 1999, Director of
                           Metal Management, Inc. Prior
                           to 1998, Director of Lukens,
                           Inc., Capsure Holdings
                           Corp., Revco D.S., Inc., the
                           Chase Manhattan Corporation
                           National Advisory Board and
                           Sealy, Inc.

                                                                                                  NUMBER OF
                                                                                                   FUNDS IN
                                         TERM OF                                                  CLOSED-END
                                        OFFICE AND                                                   FUND
                           POSITION(S)  LENGTH OF                                                  COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                        OVERSEEN
OF TRUSTEE                    FUNDS       SERVED    DURING PAST 5 YEARS                           BY TRUSTEE
Howard J Kerr(1) (67)      Trustee         1998     Trustee or Managing General Partner of            37
736 North Western Avenue                            other funds in the Closed-End Fund Complex.
P.O. Box 317                                        Prior to 1998, President and Chief
Lake Forest, IL 60045                               Executive Officer of Pocklington
                                                    Corporation, Inc., an investment holding
                                                    company.
Theodore A. Myers(3) (72)  Trustee         1998     Financial consultant. Trustee or Managing         37
550 Washington Avenue                               General Partner of other funds in the
Glencoe, IL 60022                                   Closed-End Fund Complex. Prior to 1998,
                                                    Senior Financial Advisor (and, prior to
                                                    1997, an Executive Vice President, Chief
                                                    Financial Officer and Director) of
                                                    Qualitech Steel Corporation, a producer of
                                                    high quality engineered steels for
                                                    automotive, transportation and capital
                                                    goods industries. Prior to 1997, member of
                                                    the Arthur Andersen Chief Financial
                                                    Officers' Advisory Committee.
Hugo F. Sonnenschein(3)    Trustee         1998     President Emeritus and Honorary Trustee of        37
(62)                                                the University of Chicago and the Adam
1126 E. 59th Street                                 Smith Distinguished Service Professor in
Chicago, IL 60637                                   the Department of Economics at the
                                                    University of Chicago. Prior to July 2000,
                                                    President of the University of Chicago.
                                                    Trustee of the University of Rochester and
                                                    a member of its investment committee.
                                                    Member of the National Academy of Sciences,
                                                    the American Philosophical Society and a
                                                    fellow of the American Academy of Arts and
                                                    Sciences. Trustee or Managing General
                                                    Partner of other funds in the Closed-End
                                                    Fund Complex.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF TRUSTEE                 HELD BY TRUSTEE
Howard J Kerr(1) (67)      Director of the Marrow
736 North Western Avenue   Foundation and Lake Forest
P.O. Box 317               Bank & Trust.
Lake Forest, IL 60045
Theodore A. Myers(3) (72)  Director of Met Life
550 Washington Avenue      Investors (formerly known as
Glencoe, IL 60022          COVA Financial Life
                           Insurance). Prior to 1997,
                           Director of McLouth Steel.
Hugo F. Sonnenschein(3)    Director of Winston
(62)                       Laboratories, Inc.
1126 E. 59th Street
Chicago, IL 60637

INTERESTED TRUSTEES

                                                                                                                 NUMBER OF
                                         TERM OF                                                                  FUNDS IN
                                        OFFICE AND                                                                  FUND
                           POSITION(S)  LENGTH OF                                                                 COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                                       OVERSEEN
TRUSTEE                       FUNDS       SERVED    DURING PAST 5 YEARS                                          BY TRUSTEE
Richard F. Powers,         Trustee      1999        Trustee, Director or Managing General Partner of other           92
III(3)* (57)                                        funds in the Fund Complex. Advisory Director of Morgan
1 Parkview Plaza                                    Stanley. Prior to December 2002, Chairman, Director,
Oakbrook Terrace, IL                                President, Chief Executive Officer, Director and Managing
60181                                               Director of Van Kampen Investments and its investment
                                                    advisory, distribution and other subsidiaries. Prior to
                                                    December 2002, President and Chief Executive Officer of
                                                    funds in the Fund Complex. Prior to May 1998, Executive
                                                    Vice President and Director of Marketing of Morgan Stanley
                                                    Dean Witter & Co. and Director of Dean Witter Discover &
                                                    Co. and Dean Witter Realty. Prior to 1996, Director of
                                                    Dean Witter Reynolds Inc.
Wayne W. Whalen(2)* (63)   Trustee         1998     Partner in the law firm of Skadden, Arps, Slate, Meagher &       92
333 West Wacker Drive                               Flom (Illinois), legal counsel to certain funds advised by
Chicago, IL 60606                                   the Advisers. Trustee, Director or Managing General
                                                    Partner of other funds in the Fund Complex.


NAME, AGE AND ADDRESS OF   OTHER DIRECTORSHIPS
TRUSTEE                    HELD BY TRUSTEE
Richard F. Powers,
III(3)* (57)
1 Parkview Plaza
Oakbrook Terrace, IL
60181
Wayne W. Whalen(2)* (63)
333 West Wacker Drive
Chicago, IL 60606

---------------
(1) Designated as a Class I trustee.

(2) Designated as a Class II trustee.

(3) Designated as a Class III trustee.

* Mr. Powers is an interested person of funds in the Fund Complex and the Advisers by reason of his former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of funds in the Fund Complex by reason of his firm currently serving as legal counsel to such funds in the Fund Complex.

REMUNERATION OF TRUSTEES

  The compensation of Trustees and executive officers that are affiliated persons (as defined in the 1940 Act) of Advisory Corp., Asset Management or Van Kampen is paid by the respective affiliated entity. The funds in the Closed-End Fund Complex, including the Fund, pay the non-affiliated Trustees an annual retainer and meeting fees, plus expenses incurred in connection with such meeting. Each fund in the Closed-End Fund Complex pays an annual Closed-End Fund Complex retainer in an amount equal to the product of $2,500 and the number of funds in the Closed-End Fund Complex, which retainer is then allocated among the funds in the Closed-End Fund Complex based on the relative net assets of such funds, and meeting fees of $250 per meeting per fund, plus reimbursement of expenses incurred in connection with such meeting.

  Each fund in the Closed-End Fund Complex (except the Van Kampen Exchange
Fund), including the Fund, provides a deferred compensation plan to its non-affiliated Trustees that allows such trustees to defer receipt of compensation and earn a return on such deferred amounts based upon the return of the common shares of the funds in the Closed-End Fund Complex as more fully described below. Each fund in the Closed-End Fund Complex (except the Van Kampen Exchange
Fund), including the Fund, also provides a retirement plan to its non-affiliated Trustees that provides non-affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.

  Each non-affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such non-affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of the Fund or other funds in the Closed-End Fund Complex as selected by the respective non-affiliated Trustee, with the same economic effect as if such non-affiliated Trustee had invested in one or more funds in the Closed-End Fund Complex, including the Fund. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the non-affiliated Trustees in order to match its deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

  The Fund has adopted a retirement plan. Under the retirement plan, a non-affiliated Trustee who is receiving trustee's compensation from the Fund prior to such non-affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) for the Fund and retires at or after attaining the age of 60 is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such Trustee's retirement from the Fund. Trustees retiring prior to the age of 60 or with fewer than

10 years but more than 5 years of service may receive reduced retirement benefits from the Fund.

  Additional information regarding compensation and benefits for Trustees is set forth below. As indicated in the notes accompanying the table, the amounts relate to either the Fund's most recently completed fiscal year ended July 31, 2002 or the Closed-End Fund Complex's most recently completed calendar year ended December 31, 2002.

                               COMPENSATION TABLE

                                                          CLOSED-END FUND COMPLEX
                                              ------------------------------------------------
                                                 ESTIMATED                           TOTAL
                                                 PENSION OR                      COMPENSATION
                                                 RETIREMENT                         BEFORE
                                                  BENEFITS         ESTIMATED     DEFERRAL FROM
                                AGGREGATE         ACCRUED           ANNUAL        CLOSED-END
                               COMPENSATION      AS PART OF      BENEFITS UPON       FUND
            NAME               FROM FUND(2)   FUND EXPENSES(3)   RETIREMENT(4)    COMPLEX(5)
            ----               ------------   ----------------   -------------   -------------
David C. Arch................    $13,931          $14,694           $90,000        $138,750
Rod Dammeyer.................     13,931           26,231            90,000         138,750
Howard J Kerr................     13,931           50,408            90,000         138,750
Theodore A. Myers............     13,931           99,450            86,000         138,750
Richard F. Powers, III(1)....        N/A              N/A               N/A             N/A
Hugo F. Sonnenschein.........     13,931           26,282            90,000         138,750
Wayne W. Whalen..............     13,931           29,657            90,000         138,750

---------------
N/A: Not applicable.

(1) Mr. Powers is an affiliated person of the Advisers and Van Kampen and does not receive compensation or retirement benefits from the Fund.

(2) The amounts shown in this column are the aggregate compensation from the Fund to each Trustee for the fiscal year ended July 31, 2002. The following Trustees deferred all of their aggregate compensation payable by the Fund for the fiscal year ended July 31, 2002: Mr. Dammeyer, Mr. Sonnenschein, and Mr. Whalen. The deferred compensation plan is described above the table. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the Shares of the Fund or the common shares of other funds in the Closed-End Fund Complex as selected by the respective Trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Trustees in order to match its deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee from the Fund as of July 31, 2002 is as follows: Mr. Dammeyer, $44,602; Mr. Kerr, $6,885; Mr. Sonnenschein, $50,058; and Mr. Whalen, $50,058.

(3) The amounts shown in this column represent the sum of the estimated pension or retirement benefit accruals expected to be accrued by the operating funds in the Closed-End Fund Complex for their respective fiscal years ended in 2002. The retirement plan is described above the compensation table.

(4) For each Trustee, the amounts shown in this column represent the sum of the estimated annual benefits upon retirement payable per year by the current operating funds in the Closed-End Fund Complex for each year of the 10-year period commencing in the year of such Trustee's anticipated retirement. Each such fund is expected to pay benefits of $2,500 per year for each of the 10-year period commencing in the year of such Trustee's retirement to those Trustees who retire at or over the age of 60 with at least ten years of service to each such fund. The retirement plan is described above the compensation table.

(5) The amounts shown in this column are accumulated from the aggregate compensation of the 37 operating funds in the Closed-End Fund Complex for the calendar year ended December 31, 2002 before deferral by the Trustees under the deferred compensation plan. The Advisers or their affiliates also serve as investment advisers for funds in the Open-End Fund Complex; however, with the exception of Messrs. Whalen and Powers, the Trustees are not trustees of such funds. Combining the Closed-End Fund Complex with the Open-End Fund Complex, Mr. Whalen earned total compensation of $245,750 for the year ended December 31, 2002.

SHARE OWNERSHIP OF TRUSTEES

  As of April 25, 2003, each Trustee of the Fund beneficially owned equity securities of the Fund and of all of the funds in the Closed-End Fund Complex overseen by such Trustee/Managing General Partner in the dollar range amounts specified below.

                              INDEPENDENT TRUSTEES

                                                                 AGGREGATE DOLLAR RANGE
                                                                  OF EQUITY SECURITIES
                                                                  IN ALL FUNDS OVERSEEN
                                           DOLLAR RANGE OF       BY THE TRUSTEE/MANAGING
                                          EQUITY SECURITIES      GENERAL PARTNER IN THE
                                             IN THE FUND         CLOSED-END FUND COMPLEX
David C. Arch                                       None          $50,000 - $100,000
Rod Dammeyer                                        None            Over $100,000
Howard J Kerr                                       None             $1 - $10,000
Theodore A. Myers                                   None            Over $100,000
Hugo F. Sonnenschein                        $1 - $10,000            Over $100,000

                              INTERESTED TRUSTEES

                                                                 AGGREGATE DOLLAR RANGE
                                                                  OF EQUITY SECURITIES
                                                                  IN ALL FUNDS OVERSEEN
                                           DOLLAR RANGE OF       BY THE TRUSTEE/MANAGING
                                          EQUITY SECURITIES      GENERAL PARTNER IN THE
                                             IN THE FUND         CLOSED-END FUND COMPLEX
Richard F. Powers                                   None            Over $100,000
Wayne W. Whalen                             $1 - $10,000            Over $100,000

  As of April 25, 2003, the officers and Trustees of the Fund owned less than 1% of the outstanding Shares of the Fund.

MEETINGS AND COMMITTEES

  The Board of Trustees met eight times during the Fund's fiscal year ended July 31, 2002. The Board's audit committee met two times during the Fund's fiscal year ended July 31, 2002. The Fund has no other standing committees. During the fiscal year ended July 31, 2002, each of the Trustees during the period such Trustee served as a Trustee attended at least 75% of the meetings of the Board of Trustees and all committee meetings thereof of which such Trustee was a member.

  The Fund has an audit committee. The Board of Trustees of the Fund has adopted a formal written charter for the audit committee which sets forth the audit committee's responsibilities. In accordance with proxy rules promulgated by the Securities and Exchange Commission (the "SEC"), a fund's audit committee charter is required to be filed at least once every three years as an exhibit to a fund's proxy statement. The audit committee charter for the Fund was filed as Exhibit H to the Fund's 2001 Proxy Statement. The audit committee of the Fund has reviewed and discussed the financial statements of the Fund with management as well as with Deloitte & Touche LLP, the independent auditors of the Fund, and discussed with Deloitte & Touche LLP the matters required to be discussed under the Statement of Auditing Standards No. 61. The audit committee has received the written disclosures and the letter from Deloitte & Touche LLP required under Independence Standard Board No. 1 and has discussed with the independent auditors their independence. Based on this review, the audit committee recommended to the Board of Trustees that the audited financial statements of the Fund be included in the Fund's annual report to shareholders for the most recent fiscal year for filing with the SEC. The audit committee currently consists of Messrs. Arch, Dammeyer, Kerr, Myers and Sonnenschein. Each committee member is "independent" as defined by the New York Stock Exchange listing standard applicable to the Fund.

  The Fund has an ad hoc retirement plan committee which currently consists of Messrs. Arch, Dammeyer and Sonnenschein. The retirement plan committee is responsible for reviewing the terms of the Fund's retirement plan and reviews any administrative matters with respect thereto. The retirement plan committee does not meet on a regular basis and had no meetings during the Fund's last fiscal year, but does meet on an ad hoc basis as necessary to administer the retirement plan.

SHAREHOLDER APPROVAL

  With respect to the election of Trustees, those nominees receiving the highest number of votes "FOR," cast at a meeting at which a quorum is present in person or by proxy, up to the number of Trustees proposed to be elected, shall be elected as Trustees to serve three-year terms or until their successors are elected and qualified. THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR EACH" OF THE NOMINEES.

                               OTHER INFORMATION

EXECUTIVE OFFICERS OF THE FUNDS

    The following information relates to the executive officers of the Fund who are not Trustee nominees. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Advisers or affiliates of the Advisers. The officers of the Fund are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but may also be officers of the Advisers or officers of affiliates of the Advisers and receive compensation in such capacities.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS
Mitchell Merin (49)           President and       Officer     President and Chief Executive Officer of funds in the Fund
1221 Avenue of the Americas   Chief Executive     since 2002  Complex since November 2002. Trustee/Director of certain
New York, NY 10020            Officer                         funds in the Fund Complex since 1999. Chairman, President,
                                                              Chief Executive Officer and Director of the Advisers and VK
                                                              Advisors Inc. since December 2002. Chairman, President and
                                                              Chief Executive Officer of Van Kampen since December 2002.
                                                              Director of Van Kampen since December 1999. Chairman and
                                                              Chief Executive Officer and Director of Van Kampen Funds
                                                              Inc. since December 2002. President and Chief Operating
                                                              Officer of Morgan Stanley Investment Management since
                                                              December 1998. President and Director since April 1997 and
                                                              Chief Executive Officer since June 1998 of Morgan Stanley
                                                              Investment Advisors Inc. and Morgan Stanley Services Company
                                                              Inc. Chairman, Chief Executive Officer and Director of
                                                              Morgan Stanley Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan
                                                              Stanley Trust. Director of various Morgan Stanley
                                                              subsidiaries and President of the Morgan Stanley Funds since
                                                              May 1999. Chief Strategic Officer of Morgan Stanley
                                                              Investment Advisors Inc. and Morgan Stanley Services Company
                                                              Inc. and Executive Vice President of Morgan Stanley
                                                              Distributors Inc. from April 1997 to June 1998. Vice
                                                              President of the Morgan Stanley Funds from May 1997 to April
                                                              1999. Executive Vice President of Dean Witter, Discover &
                                                              Co. prior to May 1997.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (62)          Vice President      Officer     Managing Director of Global Research Investment Management.
2800 Post Oak Blvd.                               since 1998  Vice President of funds in the Fund Complex. Prior to
45th Floor                                                    December 2002, Chief Investment Officer of Van Kampen and
Houston, TX 77056                                             President and Chief Operations Officer of the Advisers and
                                                              Van Kampen Advisors Inc. Prior to May 2002, Executive Vice
                                                              President and Chief Investment Officer of funds in the Fund
                                                              Complex. Prior to May 2001, Managing Director of Van Kampen,
                                                              the Advisers and Van Kampen Advisors Inc. Prior to December
                                                              2000, Executive Vice President and Chief Investment Officer
                                                              of Van Kampen, and President and Chief Operating Officer of
                                                              the Advisers. Prior to April 2000, Executive Vice President
                                                              and Chief Investment Officer for Equity Investments of the
                                                              Advisers. Prior to October 1998, Vice President and Senior
                                                              Portfolio Manager with AIM Capital Management, Inc. Prior to
                                                              February 1998, Senior Vice President and Portfolio Manager
                                                              of Van Kampen American Capital Asset Management, Inc., Van
                                                              Kampen American Capital Investment Advisory Corp. and Van
                                                              Kampen American Capital Management, Inc.
Joseph J. McAlinden (60)      Executive Vice      Officer     Managing Director and Chief Investment Officer of Morgan
1221 Avenue of the Americas   President and       since 2002  Stanley Investment Advisors Inc., Morgan Stanley Investment
New York, NY 10020            Chief Investment                Management Inc. and Morgan Stanley Investments LP and
                              Officer                         Director of Morgan Stanley Trust for over 5 years. Executive
                                                              Vice President and Chief Investment Officer of funds in the
                                                              Fund Complex. Managing Director and Chief Investment Officer
                                                              of Van Kampen, the Advisers and Van Kampen Advisors Inc.
                                                              since December 2002.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                  FUNDS           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (46)      Vice President and  Officer     Vice President and Secretary of funds in the Fund Complex
1221 Avenue of the Americas   Secretary           since 1999  since 1999. Managing Director of Morgan Stanley, Managing
New York, NY 10020                                            Director and Director of Van Kampen, Director of the
                                                              Advisers, Van Kampen Advisors Inc., Van Kampen Funds Inc.,
                                                              and certain other subsidiaries of Van Kampen. Managing
                                                              Director and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President and Secretary of
                                                              funds in the Fund Complex. Prior to July 2001, Managing
                                                              Director, General Counsel, Secretary and Director of Van
                                                              Kampen, the Advisers, Van Kampen Funds Inc., Van Kampen
                                                              Investor Services Inc. and certain other subsidiaries of Van
                                                              Kampen. Prior to December 2000, Executive Vice President,
                                                              General Counsel, Secretary and Director of Van Kampen, the
                                                              Advisers, Van Kampen Advisors Inc., Van Kampen Funds Inc.,
                                                              Van Kampen Investor Services Inc. and certain other
                                                              subsidiaries of Van Kampen. Prior to January 1999, Vice
                                                              President and Associate General Counsel to New York Life
                                                              Insurance Company ("New York Life"), and prior to March
                                                              1997, Associate General Counsel of New York Life. Prior to
                                                              December 1993, Assistant General Counsel of The Dreyfus
                                                              Corporation. Prior to August 1991, Senior Associate, Willkie
                                                              Farr & Gallagher. Prior to January 1989, Staff Attorney at
                                                              the Securities and Exchange Commission, Division of
                                                              Investment Management, Office of Chief Counsel.
John R. Reynoldson (49)       Vice President      Officer     Executive Director and Portfolio Specialist of the Advisers
1 Parkview Plaza                                  since 2000  and Van Kampen Advisors Inc. Vice President of funds in the
Oakbrook Terrace, IL 60181                                    Fund Complex. Prior to July 2001, Principal and Co-head of the Fixed Income Department of the Advisers and Van Kampen
                                                              Advisors Inc. Prior to December 2000, Senior Vice President
                                                              of the Advisers and Van Kampen Advisors Inc. Prior to May
                                                              2000, Mr. Reynoldson managed the investment grade taxable
                                                              group for the Advisers since July 1999. From July 1988 to
                                                              June 1999, Mr. Reynoldson managed the government securities bond group for Asset Management. Mr. Reynoldson has been
                                                              with Asset Management since April 1987.
John L. Sullivan (47)         Vice President,     Officer     Managing Director and Director of Van Kampen, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. and certain other subsidiaries
Oakbrook Terrace, IL 60181    Officer and                     of Van Kampen. Vice President, Chief Financial Officer and
                              Treasurer                       Treasurer of funds in the Fund Complex. Prior to December
                                                              2002, Executive Director of Van Kampen, the Advisers and Van
                                                              Kampen Advisors Inc.

SHAREHOLDER INFORMATION

  As of April 25, 2003, to the knowledge of the Fund, no shareholder owned beneficially more than 5% of the Fund's outstanding Shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended, require each of the Fund's Trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the SEC and the New York Stock Exchange reporting their affiliation with the Fund and reports of ownership and changes in ownership of Shares. These persons and entities are required by SEC regulation to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that during its last fiscal year, its Trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements.

INDEPENDENT AUDITORS

  The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" of the Fund (as defined by the 1940 Act), has selected Deloitte & Touche LLP ("D&T") as the independent auditors to examine the financial statements for the current fiscal year of the Fund. The selection of D&T for the current fiscal year was recommended and approved by the Fund's audit committee and approved by the Fund's Board. The Fund knows of no direct or indirect financial interest of D&T in the Fund.

AUDIT FEES

  For professional services rendered with respect to the audit of the Fund's annual financial statements, the Fund paid to D&T during the Fund's most recent fiscal year fees in the amount of $60,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

  The Fund, Advisers and affiliates of the Advisers performing services for the Fund paid no fees to D&T during the Fund's most recent fiscal year for information systems design and implementation.

ALL OTHER FEES

  The Fund paid fees to D&T in the amount of $2,000 (related to tax review fees) during the Fund's most recent fiscal year for services other than those described above. The Advisers and affiliates of the Advisers performing services for the Fund paid fees to D&T in the aggregate amount of approximately $10.3 million during the Fund's most recent fiscal year for services other than those described above.

  The audit committee of the Board has considered whether the provision of services other than audit services by D&T to the Fund, the Advisers and affiliates of the Advisers that provide services to the Fund is compatible with maintaining D&T's independence in performing audit services.

  Representatives of D&T will attend the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

EXPENSES

  The expenses of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice and this Proxy Statement and all other costs, in connection with the solicitation of proxies will be borne by the Fund. The Fund will also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of Shares of the Fund. In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Fund, the Advisers or Van Kampen, by the transfer agent of the Fund, by dealers or their representatives or by ALAMO direct Mail Services, Inc., a solicitation firm located in Hauppauge, New York that has been engaged to assist in proxy solicitation at an estimated cost of approximately $1,500.

SHAREHOLDER PROPOSALS

  To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC generally require that, among other things, a shareholder's proposal must be received at the offices of the relevant Fund a reasonable time before a solicitation is made. Shareholder proposals intended to be presented at the year 2004 Annual Meeting of Shareholders for the Fund pursuant to Rule 14a-8 under the Exchange Act of 1934, as amended (the "Exchange Act"), must be received by the Fund at the Fund's principal executive offices by January 24, 2004. In order for proposals made outside of Rule 14a-8 under the Exchange Act to be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act, such proposals must be received by the Fund at the Fund's principal executive offices not later than April 13, 2004. Timely submission of a proposal does not necessarily mean that such proposal will be included. Any shareholder who wishes to submit a proposal for consideration at a meeting of the Fund should send such proposal to the Fund at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.

GENERAL

  Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of shareholders of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund, 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting may necessitate adjournment and may subject the Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                       A. THOMAS SMITH III,
                                       Vice President and Secretary

May 23, 2003

                         [VAN KAMPEN INVESTMENTS LOGO]

                                                                      VVR 03

           [X] PLEASE MARK
            VOTES AS IN
            THIS EXAMPLE             FORM OF PROXY
                            VAN KAMPEN SENIOR INCOME TRUST

                            ANNUAL MEETING OF SHAREHOLDERS

                  PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

           The undersigned holder of Common Shares of VAN KAMPEN SENIOR INCOME TRUST, a Massachusetts business trust (the "Fund"), hereby appoints A. Thomas Smith III, John L. Sullivan, Lou Anne McInnis and Elizabeth A. Nelson and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Shareholders to be held at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois 60181-5555, on Tuesday, June 24, 2003 at 2:30 p.m., and any and all adjournments thereof (the "Meeting"), and thereat to vote all Common Shares which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

           Account No.     No. of Shares    Class of Shares    Proxy No.

                                                                                      FOR             FOR EACH
                 1.     Authority to vote for the election as Class II Trustees, the  EACH  WITHHOLD   EXCEPT
                        nominees named below:                                         [ ]     [ ]       [ ]
                        Rod Dammeyer and Wayne W. Whalen

                        TO WITHHOLD AUTHORITY FOR AN INDIVIDUAL NOMINEE, CHECK "FOR
                        EACH EXCEPT" AND WRITE THE NOMINEE'S NAME ON THE LINE BELOW.
                        ------------------------------------------------------------

                 2.     To transact such other business as may properly come before the Meeting.

           If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL DESCRIBED HEREIN AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF MEETING AND PROXY STATEMENT FOR THE MEETING TO BE HELD ON JUNE 24, 2003.

                                                Date  , 2003

                                                ----------------------------
                                                   Shareholder signature

                                                ----------------------------
                                                   Co-owner signature (if
                                                        applicable)

                                                Please sign this Proxy
                                                exactly as your name or
                                                names appear on the books of
                                                the Fund. When signing as
                                                attorney, trustee, executor,
                                                administrator, custodian,
                                                guardian or corporate
                                                officer, please give full
                                                title. If shares are held
                                                jointly, each holder must
                                                sign.